JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                       SUPPLEMENT DATED NOVEMBER 15, 2000
                                       TO
                       PROSPECTUSES DATED NOVEMBER 1, 2000
                                 WASHINGTON ONLY


Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to REVOLUTION EXTRA, REVOLUTION VALUE and REVOLUTION ACCESS VARIABLE ANNUITY contracts delivered or issued for delivery in the state of Washington:

       o The "guarantee periods" described in the prospectus are not available as investment options. You may allocate premiums and transfer contract value only to the variable investment options. All references to "guarantee periods" in the prospectus should be disregarded.

       o No "market value adjustment" or "MVA" will be applied to contact proceeds. All references to these terms in the prospectus should be disregarded.

       o The Enhanced death benefit rider described in response to the question "What happens if the annuitant dies before my contract's date of maturity" is not available. Instead, if you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a "one year stepped-up" death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of (i) the standard death benefit, or (ii) the highest total value of your contract as of any anniversary of your contract to date (prior to the anniversary of the contract nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary. We count only those contract anniversaries that occur before we receive proof of death. We charge a separate monthly charge for this rider at the beginning of each month. The charge is 1/12th of an annual percentage equal to 0.15% of your contract's total value. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.



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